Exhibit 10.4

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), dated as of March 2, 2016 (the “Effective Date”) among Real Alloy Holding, Inc., a Delaware corporation (the “Company”), Real Alloy Intermediate Holding, LLC, a Delaware limited liability company (“Intermediate Holdings”), each of the Guarantors listed on the signature pages hereto (the “Additional Guarantors”), Wilmington Trust, National Association, as trustee under the Indenture (the “Trustee”) and Wilmington Trust, National Association, as notes collateral trustee under the Indenture (the “Notes Collateral Trustee”).

W I T N E S S E T H :

WHEREAS, SGH Escrow Corporation, a Delaware corporation (the “Escrow Issuer”) and Intermediate Holdings have heretofore executed and delivered to the Trustee an Indenture, dated as of January 8, 2015 (the “Original Indenture”), providing for the issuance of 10.000% Senior Secured Notes Due 2019 (the “Notes”);

WHEREAS, pursuant to that First Supplemental Indenture, dated February 27, 2015, among the Company, Intermediate Holdings, the Additional Guarantors, the Trustee and the Notes Collateral Trustee, which amended the Original Indenture (such amended Original Indenture, the “Indenture”), the Escrow Issuer merged with and into the Company, with the Company being the surviving entity of such merger and the Escrow Issuer ceasing to exist;

WHEREAS, Section 9.02(a) of the Indenture provides that, subject to certain limitations, the Issuer, the Guarantors and the Trustee may amend the Indenture, the Collateral Trust Agreement, and any other Security Document with the written consent of the Holders of at least a majority in principal amount of the Notes then outstanding voting as a single class; and

WHEREAS, the Issuer and the Guarantors desire to amend the Indenture, the Collateral Trust Agreement, and certain Security Documents to provide for the release of certain Collateral by the Trustee or by the Notes Collateral Trustee as instructed by the Trustee, as applicable, without further consent of the Holders.

NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Second Supplemental Indenture mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.Capitalized Terms. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture.

2.Amendment. Effective as of the Effective Date, the Indenture is hereby amended as follows:

(a)	Clause (y) of Section 4.03(b)(4) is hereby amended by replacing the words “$25.0 million” with the words “$20.0 million”.

(b)	Section 9.02(a) of the Indenture is hereby amended by replacing the references to “Sections 12.04 and 12.05” with “Sections 12.02 and 12.03.”
(c)	Section 11.02(a)(4) of the Indenture is hereby amended by deleting the word “or” at the end thereof.
(d)	Section 11.02(a)(5) of the Indenture is hereby amended by replacing the “.” at the end thereof with the words “; or”.
(e)	Section 11.02(a) of the Indenture is hereby amended by adding a new Section 11.02(a)(6) at the end thereof to read as follows:

“to the extent such Lien is on property or equipment financed by an Incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness pursuant to Section 4.03(b)(4) hereof.”

3.Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

4.Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

6.Counterparts. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7.Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction of this Second Supplemental Indenture.

IN WITNESS WHEREOF, the parties have caused this Second Supplemental Indenture to be duly executed as of the date first written above.

REAL ALLOY HOLDING, INC.
REAL ALLOY RECYCLING, INC.
REAL ALLOY SPECIALTY PRODUCTS, INC.
ETS SCHAEFER, LLC
REAL ALLOY SPECIFICATION, INC.
REAL ALLOY BENS RUN, LLC

By: : /s/ Michael J. Hobey

Name: Michael J. Hobey
Title: Vice President

Real Alloy Intermediate Holding, LLC

By: /s/ Kyle Ross

Name: Kyle Ross
Title:  President

RA MEXICO HOLDING, LLC

By: /s/ Jeffrey Crusinberry

Name: Jeffrey Crusinberry
Title: President

(Signature page to the Supplemental Indenture)

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By: /s/ Jane Schweiger

Name: Jane Schweiger
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Notes Collateral Trustee

By: /s/ Jane Schweiger

Name: Jane Schweiger
Title: Vice President

(Signature page to the Supplemental Indenture)